UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item I   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/17 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
December 31, 2017:
$257,174,752
Portfolio
Composition at
December 31, 2017:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, for the 12 months ended December 31, 2017.
The 12 months ended December 31, 2017 were positive for the Fund on an absolute basis and relative to its benchmark index. Further, the Fund outpaced the category average return of its peers for the five- and ten-year periods ended December 31, 2017 (allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 27% of its peer category for each of these time periods.
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2017, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of improving economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) growth registered 1.2% but picked up meaningfully in the second and third calendar quarters, averaging 3.2%. Economists are expecting U.S. GDP growth in the fourth quarter of 2017 to be close to 3.0%. During the annual period, the labor market remained healthy. The U.S. unemployment rate declined from 4.7% to 4.1%, a 17-year low. This brought employment gains for 2017 to 2.1 million, the seventh straight year of gains exceeding two million. Nonfarm payroll gains averaged 171,000 for the annual period, robust but slightly less than the 186,000 per month on average in 2016. Despite this strength, the average hourly earnings growth rate did not increase, averaging 2.5%, below the peak of previous economic expansions. Manufacturing was a source of strength to the U.S. economy, with the December 2017 Purchasing Managers Index registering 59.7, close to the highest point of the calendar year, with such readings not seen since 2011. Further, fourth quarter 2017 holiday spending was impressive, with retail sales increasing 5.5%, the best holiday season since 2010. Even with all of this economic improvement, inflation remained tame and below expectations of the Federal Reserve (the Fed). The most important indicator of inflation, which the Fed closely follows, the Personal Consumption Expenditure Index, averaged a low 1.5% for the annual period.
Despite disappointing wage growth and the inflation rate being well below its target rate of 2.0%, the Fed increased interest rates because its members believe the low inflation rate to be temporary. Indeed, the Fed tightened monetary policy, raising the targeted federal funds rate three times during the annual period — in March, June and December 2017 — by 25 basis points each, bringing it to a range of 1.25% to 1.50% by the end of the annual period. (A basis point is 1/100th of a percentage point.) At the end of December 2017, the Fed expected continuing strong job growth and a low level of unemployment to eventually put pressure on wages and push up the inflation rate. Should this not occur, the Fed may question its

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

tightening regime, as sub-par inflation could keep wages low and portend some economic weakness. The Fed indicated at its December 2017 meeting that it anticipates three more interest rate hikes in 2018. Additionally, the Fed embarked during the fourth calendar quarter on a program reducing the emergency quantitative easing policy put in place to help the economy recover from the 2008 meltdown. This “normalization” of the Fed’s balance sheet will create even more restrictive monetary conditions. The Fed’s tightening monetary policy pushed up the rates of short-term fixed income securities significantly, with the yield on the two-year U.S. Treasury note increasing from 1.19% to end 2017 at 1.89%. Longer-term fixed income securities fared better since they have greater sensitivity to inflation. The yield on the 10-year U.S. Treasury note declined from 2.45% to 2.40% during the annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
The U.S. dollar declined approximately 10% on average against major world currencies during the annual period, as measured by the U.S. Dollar Index (“DXY”)2, despite higher interest rates. The U.S. dollar’s weakness reflected broader economic expansion, repatriation of corporate profits abroad encouraged by the new tax bill, and reduced trade tensions.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 21.83% during the 12 months ended December 31, 2017, marking the eighth consecutive year of gains, making this, as of the end of the annual period, the second-oldest bull market in history. Further, the S&P 500® Index advanced for all 12 months in 2017, a feat never before accomplished in a single calendar year. U.S. equity market volatility was at historic lows. Such performance was buoyed by improving global economic and corporate earnings growth. International equities, both developed and emerging, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, outperformed the U.S. equity market. The benefits of a broad earnings recovery and ongoing, albeit slow, economic expansion were greater in markets outside of the relatively advanced U.S. market. Indeed, the Asian region led global equity market performance, driven by Hong Kong and India. Emerging markets equities performed especially strongly, as fears that the U.S. Administration would negatively impact global trade by disengaging from the North American Free Trade Agreement, canceling free-trade pacts with countries such as South Korea, and declaring Chinese currency manipulation, did not materialize. Rather, the U.S. encouraged its partners to pursue fairer international trade policies, which reinforced pro-growth policies.
As 2017 began, U.S. equities rallied to new highs on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally for the first quarter overall. In March, the Fed raised interest rates for the third time since the 2008 global financial crisis. U.S. equities then continued to climb higher during the second quarter on strong earnings results and receding European political risk. Market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. During the second half of the year, U.S. economic activity and labor market data showed rather consistent strength, which supported U.S. equity performance throughout. U.S. equities gained additional momentum toward the end of the annual period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The Fed’s third rate hike of 2017 in December had been widely expected and did nothing to disrupt the upward market trend.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid double-digit gains during the annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sector was information technology, followed by materials, consumer discretionary, financials and health care, each of which posted double-digit gains that outpaced the broad S&P 500® Index during the annual period. The weakest performing sectors in the S&P 500® Index during the annual period were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return. These weaker sectors were negatively affected by higher interest rates, competitive margin pressures and lower natural gas prices. During the second half of 2017, oil prices reversed declines from the first half of the year, ending the annual period at more than $60 per barrel, the highest level since June 2015. OPEC discipline and cooperation with non-OPEC producers enabled oil prices to withstand competitive pressures from U.S. shale production.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 3.54% during the annual period. Less accommodative central bank policy both domestically

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

and globally put pressure on shorter-term interest rates, while longer-term rates declined due to lower than expected inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates on maturities of five years or less rose during the annual period, while interest rates on maturities of beyond 10 years and longer declined.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 77 basis points; the yield on the two-year U.S. Treasury note increased approximately 70 basis points; and the yield on the five-year U.S. Treasury note rose approximately 27 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 5 basis points, and the yield on the 30-year U.S. Treasury bond declined approximately 32 basis points during the annual period.
Corporate bonds, both investment grade and high yield, benefited during the annual period from investors’ preference for risk assets. Consequently, higher rated bonds tended to lag lower rated bonds, and high yield corporate bonds posted the strongest fixed income returns for the 12 months ended December 31, 2017. Longer maturity bonds bested bonds with shorter maturities, as bonds with shorter maturities proved most vulnerable to the Fed’s interest rate hikes. Corporate bond supply was not robust enough to meet strong demand, leading to the tightening of most corporate bond subsectors. However, energy-related bond spreads, or yield differentials to U.S. Treasuries, were choppier, reflecting some volatility in energy prices. Still, market volatility overall was relatively low in the bond market, with bonds trading in a relatively tight range. U.S. Treasuries were weak performers against this backdrop of spread tightening for risk assets.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s Prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.
4
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities,MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, the Adviser invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund generated a total return of 16.88% during the 12 months ended December 31, 2017. This compares to the 14.21% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed its blended benchmark during the 12-month reporting period. The equity portion of the Fund outperformed the 21.83% return of the S&P 500® Index, and the fixed income portion of the Fund outperformed the 3.54% return of the Bloomberg Barclays Index during the annual period. Further, the Fund was overweighted in stocks, which performed significantly better than both fixed income and cash during the annual period, and so asset allocation also contributed positively.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin, a reversal of the prior year’s imbalance. This style preference by investors at large proved a plus for the equity portion of the Fund, which emphasizes growth over value. On the other hand, large-cap stocks led the way, with significantly greater gains than mid- and small-cap stocks. This capitalization trend handicapped the equity portion of the Fund’s results relative to the S&P 500® Index, since the equity portion of the Fund emphasizes mid-cap securities. The annual period also saw information technology and other higher-beta stocks drive the broad U.S. equity market higher. That, too, was a detractor for the equity portion of the Fund’s relative performance, as the equity portion of the Fund seeks to invest primarily in higher quality, more consistent, less volatile stocks.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from having no allocation at all to either the energy or telecommunication services sectors, as each posted a negative absolute return during the annual period. The equity portion of the Fund also benefited from effective stock selection in the real estate and industrials sectors, which boosted relative performance.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary sector. Having an underweight to information technology, the strongest performing sector in the S&P 500® Index during the annual period, also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were wireless communications infrastructure owner and operator SBA Communications, health care-related weighing instruments manufacturer Mettler-Toledo International and diversified chemicals research company FMC. Each of these companies’

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

stocks were boosted to robust double-digit gains during the annual period in response to better than expected operating results. The equity portion of the Fund’s relative results also benefited from not owning a position in industrials, technology and financials conglomerate General Electric, whose shares experienced a double-digit decline during the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Two auto parts retailers within the consumer discretionary sector detracted most from the equity portion of the Fund’s performance during the annual period — AutoZone and O’Reilly Automotive. Each of these company’s stocks experienced double-digit declines in part due to a potential future competitive threat from Amazon.com. Also, Henry Schein, which distributes health care products and services including practice management software, detracted from the equity portion of the Fund’s performance. Its shares declined during the annual period in response to weaker than expected operating results.
Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, Reynolds American departed the equity portion of the Fund’s portfolio due to its acquisition by British American Tobacco. The cash and stock deal resulted in a doubling of the Fund’s position in British American Tobacco as of the end of the annual period. Similarly, a position in C.R. Bard transformed into a smaller holding of its acquirer Becton Dickinson in a cash and stock deal.
Among the largest eliminations from the equity portion of the Fund’s portfolio were positions in two health care stocks — full service pharmacy benefit management and specialty managed care company Express Scripts and specialty pharmaceuticals manufacturer Allergan. In each case, the company has no longer been generating the consistent long-term growth we seek.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
The equity portion of the Fund’s weighting in the consumer staples sector increased relative to the S&P 500® Index, and its allocation to the energy sector was eliminated completely during the 12-month period ended December 31, 2017.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2017?
As of December 31, 2017, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the consumer staples, industrials, health care and materials sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials and information technology sectors and was rather neutrally weighted relative to the S&P 500® Index in the consumer discretionary, real estate and utilities sectors on the same date. The equity portion of the Fund had no allocation at all to the energy and telecommunication services sectors on December 31, 2017.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the annual period. We kept the fixed income portion of the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the fixed income portion of the Fund’s modest deviation in duration from that of the Bloomberg Barclays Index resulted in a rather neutral impact. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning detracted slightly from the fixed income portion of the Fund’s performance during the annual period. The fixed income portion of the Fund was modestly underweight the long-term end of the yield curve, or spectrum of maturities, during the annual period. This dampened relative results, as this segment of the yield curve, i.e. securities with maturities of 10 years or more, was the strongest during the annual period.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries added value. Corporate bonds outperformed lower risk securities given the “risk on” environment that dominated during the annual period. Within the corporate bond sector,

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the annual period. Among investment grade corporate bonds, issue selection within the energy industry proved beneficial, especially a focus on bonds with long maturity dates.
Conversely, while having exposure to the high yield corporate bond sector overall proved prudent, its positive contribution would have been even greater were it not for the fixed income portion of the Fund’s emphasis on higher quality issues. More specifically, within the high yield corporate bond sector, the fixed income portion of the Fund had an emphasis on higher quality BB-rated issues and held no CCC-rated issues. However, during the annual period, lower quality CCC-rated issues significantly outperformed BB-rated debt. Further, from an issue selection perspective, retail holdings within the investment grade corporate bond sector detracted.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We increased the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the annual period, as we believed that spread product, or non-U.S. Treasury sectors, would continue to perform well amidst still-low levels of interest rates. Also, we believed we would see heightened U.S. inflation due to job growth and likely wage inflation and accordingly reduced the fixed income portion of the Fund’s exposure to the long-term end of the U.S. Treasury yield curve. The increased exposure to risk assets proved beneficial; the reduction to the long-term end of the yield curve did not.
Also, while turnover within the fixed income portion of the Fund’s portfolio was modest during the annual period, we did add several new sovereign debt issues based on improving fundamentals. These included credits issued by the governments of Peru, Panama and Indonesia. Each of these holdings were positive performers for the fixed income portion of the Fund during the annual period. We significantly reduced the fixed income portion of the Fund’s retail exposure within the investment grade corporate bond sector, albeit, in hindsight, not soon enough. We also sold the Fund’s position in Israeli drug company Teva Pharmaceutical Industries. The timing of this sale proved prudent, for the credit’s spreads widened dramatically subsequent to our sale due to ongoing turmoil within the company.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2017?
At the end of December 2017, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds. The fixed income portion of the Fund remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income and rather neutrally weighted to the Bloomberg Barclays Index in securitized products, including asset-backed securities and mortgage-backed securities.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2016, the Fund had weightings of approximately 71% in stocks, 25% in fixed income securities and 4% in cash equivalents. Allocations remained in a narrow range during the annual period such that the Fund ended December 2017 with weightings of approximately 73% in stocks, 24% in fixed income and 3% in cash equivalents. At the end of the annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term.
At the end of the annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.
Ten Largest Holdings (As of 12/31/2017) (Unaudited)
Issue	Percentage of Net Assets
IDEXX Laboratories, Inc.	2.96%
Waste Connections, Inc.	2.85%
SBA Communications Corp. REIT	2.47%
Roper Technologies, Inc.	2.42%
Mettler-Toledo International, Inc.	2.34%
AMETEK, Inc.	2.30%
O’Reilly Automotive, Inc.	2.13%
Amphenol Corp.	2.09%
Canadian National Railway Co.	1.92%
Church & Dwight Co., Inc.	1.89%
Total	23.37%
Equity Sector Weightings vs. Index (As of 12/31/2017) (Unaudited)
Percentage of equity securities only

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For pe riods ended 12/31/2017) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	16.88%	7.55%	10.43%	6.83%	9.73%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	14.51%	7.74%	10.31%	6.70%	8.41%
S&P 500® Index	21.83%	11.41%	15.79%	8.50%	9.68%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund to that of the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Index (the “Indexes”). The returns for the Indexes do not include fees and expenses, but do include the reinvestment of dividends, if any.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2017 and held for six months ended December 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,060.00	$4.52	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Schedule of Investments
December 31, 2017
Shares		Value
Common Stocks — 72.5%
Consumer Discretionary — 7.8%
Distribution & Wholesale — 1.4%
89,000	LKQ Corp.*	$3,619,630
Retail — 6.4%
6,400	AutoZone, Inc.*	4,552,768
12,000	Domino’s Pizza, Inc.	2,267,520
22,800	O’Reilly Automotive, Inc.*	5,484,312
53,000	TJX Companies, Inc. (The)	4,052,380
		16,356,980
		19,976,610
Consumer Staples — 8.1%
Agriculture — 1.7%
65,720	British American Tobacco PLC ADR(1)	4,402,583
Beverages — 1.4%
30,000	PepsiCo, Inc.	3,597,600
Food — 1.9%
38,000	General Mills, Inc.	2,253,020
75,000	Hormel Foods Corp.(1)	2,729,250
		4,982,270
Household Products — 1.9%
97,000	Church & Dwight Co., Inc.	4,866,490
Retail — 1.2%
16,000	Costco Wholesale Corp.	2,977,920
		20,826,863
Financials — 1.5%
Insurance — 1.5%
13,500	Arch Capital Group, Ltd.*	1,225,395
18,000	Chubb, Ltd.	2,630,340
		3,855,735
Healthcare — 14.9%
Biotechnology — 0.9%
18,200	Alexion Pharmaceuticals, Inc.*	2,176,538
Electronics — 2.3%
9,700	Mettler-Toledo International, Inc.*	6,009,344
Healthcare Products — 9.5%
5,686	Becton Dickinson & Co.	1,217,196
43,200	Danaher Corp.	4,009,824
50,000	DENTSPLY SIRONA, Inc.	3,291,500
63,600	Henry Schein, Inc.*	4,444,368
48,700	IDEXX Laboratories, Inc.*	7,615,706
20,000	Thermo Fisher Scientific, Inc.	3,797,600
		24,376,194
Pharmaceuticals — 1.0%
50,000	Novo Nordisk A/S ADR	2,683,500
Software — 1.2%
44,200	Cerner Corp.*	2,978,638
		38,224,214
Shares		Value
Industrials — 21.4%
Aerospace & Defense — 4.1%
18,000	General Dynamics Corp.	$3,662,100
10,100	Northrop Grumman Corp.	3,099,791
20,700	Teledyne Technologies, Inc.*	3,749,805
		10,511,696
Commercial Services — 0.9%
48,369	IHS Markit, Ltd.*	2,183,861
2,000	Rollins, Inc.	93,060
		2,276,921
Electrical Equipment — 3.2%
13,000	Acuity Brands, Inc.(1)	2,288,000
81,575	AMETEK, Inc.	5,911,740
		8,199,740
Environmental Control — 3.7%
34,000	Stericycle, Inc.*	2,311,660
103,150	Waste Connections, Inc.	7,317,461
		9,629,121
Hand & Machine Tools — 0.5%
7,000	Snap-on, Inc.(1)	1,220,100
Housewares — 1.7%
68,000	Toro Co. (The)	4,435,640
Machinery Diversified — 3.7%
24,100	IDEX Corp.	3,180,477
24,000	Roper Technologies, Inc.	6,216,000
		9,396,477
Transportation — 3.6%
60,000	Canadian National Railway Co.	4,950,000
12,600	J.B. Hunt Transport Services, Inc.	1,448,748
22,000	Union Pacific Corp.	2,950,200
		9,348,948
		55,018,643
Information Technology — 9.1%
Commercial Services — 0.3%
4,900	WEX, Inc.*(1)	692,027
Computers — 1.3%
23,000	Accenture PLC Class A	3,521,070
Diversified Financial Services — 1.6%
27,000	MasterCard, Inc. Class A	4,086,720
Electronics — 2.1%
61,200	Amphenol Corp. Class A	5,373,360
Software — 3.8%
19,000	ANSYS, Inc.*	2,804,210
15,000	Fiserv, Inc.*	1,966,950
35,600	Salesforce.com, Inc.*	3,639,388
6,600	Ultimate Software Group, Inc. (The)*	1,440,318
		9,850,866
		23,524,043

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Shares/ Principal Amount		Value
Common Stocks — 72.5% (Continued)
Materials — 5.6%
Chemicals — 2.4%
44,000	FMC Corp.	$4,165,040
5,100	NewMarket Corp.	2,026,689
		6,191,729
Commercial Services — 1.7%
33,400	Ecolab, Inc.	4,481,612
Housewares — 0.8%
18,000	Scotts Miracle-Gro Co. (The)(1)	1,925,820
Miscellaneous Manufacturers — 0.3%
9,500	AptarGroup, Inc.	819,660
Packaging & Containers — 0.4%
10,000	Ball Corp.	378,500
11,600	Crown Holdings, Inc.*	652,500
		1,031,000
		14,449,821
Real Estate — 1.3%
REITS — 1.3%
23,000	American Tower Corp. REIT	3,281,410
Telecommunication Services — 2.5%
REITS — 2.5%
38,900	SBA Communications Corp. REIT*	6,354,704
Utilities — 0.3%
Oil & Gas — 0.3%
29,600	South Jersey Industries, Inc.	924,408
Total Common Stocks (Cost $58,020,325)		186,436,451
Asset-Backed Securities — 0.9%
$150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	149,654
155,526	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(2)	155,398
150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	149,655
250,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	254,489
175,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	171,842
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	200,764
Principal Amount		Value
$300,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	$300,035
250,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	249,306
200,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A4, 2.01%, 1/17/23	199,498
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,129
140,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	140,433
300,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	299,939
Total Asset-Backed Securities (Cost $2,389,281)		2,371,142
Commercial Mortgage-Backed Securities — 1.7%
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	101,368
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,083
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	249,475
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	462,134
505,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	514,246
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	253,621
59,835	FREMF Mortgage Trust, Series 2013-KF02, Class B, 1-month LIBOR + 3.00%, 4.37%, 12/25/45(2)(3)	60,077
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.74%, 9/25/46(2)(3)	102,254

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Principal Amount		Value
Commercial Mortgage-Backed Securities — 1.7% (Continued)
$300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	$306,067
400,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	376,092
94,863	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	97,037
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	254,699
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	200,894
200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	203,993
110,566	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.19%, 4/25/45(3)	111,032
243,605	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	242,154
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	154,534
320,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	327,908
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	207,013
Total Commercial Mortgage-Backed Securities (Cost $4,432,550)		4,329,681
Corporate Bonds & Notes — 11.8%
Basic Materials — 0.6%
Chemicals — 0.4%
230,000	Celanese U.S. Holdings LLC Guaranteed Notes	245,157
150,000	International Flavors & Fragrances, Inc. Senior Unsecured Notes	159,569
200,000	LYB International Finance B.V. Guaranteed Notes	209,357
125,000	NOVA Chemicals Corp. Senior Unsecured Notes(2)	124,688
200,000	Sherwin-Williams Co. (The) Senior Unsecured Notes	218,669
		957,440
Iron & Steel — 0.1%
200,000	Vale Overseas, Ltd. Guaranteed Notes(1)	206,800
Principal Amount		Value
Basic Materials — 0.6% (Continued)
Mining — 0.1%
$200,000	Glencore Funding LLC Guaranteed Notes(1)(2)	$206,900
125,000	Kinross Gold Corp. Guaranteed Notes	137,031
		343,931
		1,508,171
Communications — 1.4%
Internet — 0.4%
175,000	Alibaba Group Holding, Ltd. Senior Unsecured Notes	181,538
250,000	Amazon.com, Inc. Senior Unsecured Notes	293,432
150,000	Expedia, Inc. Guaranteed Notes	157,088
150,000	Netflix, Inc. Senior Unsecured Notes	159,563
200,000	Tencent Holdings, Ltd. Senior Unsecured Notes(2)	202,379
		994,000
Media — 0.6%
200,000	CBS Corp. Guaranteed Notes	205,796
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital Senior Secured Notes	212,637
79,000	Comcast Corp. Guaranteed Notes	80,898
194,000	Comcast Corp. Guaranteed Notes	198,506
200,000	Discovery Communications LLC Guaranteed Notes(1)	213,361
100,000	Grupo Televisa S.A.B. Senior Unsecured Notes(1)	122,989
150,000	Scripps Networks Interactive, Inc. Senior Unsecured Notes	149,978
150,000	Thomson Reuters Corp. Senior Unsecured Notes	149,286
150,000	Time Warner, Inc. Guaranteed Notes	149,858
100,000	Time Warner, Inc. Guaranteed Notes	100,224
		1,583,533
Telecommunications — 0.4%
200,000	AT&T, Inc. Senior Unsecured Notes	204,822
263,000	AT&T, Inc. Senior Unsecured Notes(2)	262,265
100,000	Hughes Satellite Systems Corp. Senior Secured Notes	102,000
100,000	Orange SA Senior Unsecured Notes	98,754
250,000	Telefonica Emisiones SAU Guaranteed Notes	262,825
150,000	Verizon Communications, Inc. Senior Unsecured Notes	157,324
		1,087,990
		3,665,523

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Principal Amount		Value
Corporate Bonds & Notes — 11.8% (Continued)
Consumer, Cyclical — 1.3%
Auto Manufacturers — 0.4%
$580,000	Ford Motor Credit Co. LLC Senior Unsecured Notes	$610,742
150,000	General Motors Co. Senior Unsecured Notes(1)	163,610
100,000	General Motors Financial Co., Inc. Guaranteed Notes	101,129
200,000	General Motors Financial Co., Inc. Guaranteed Notes	203,985
		1,079,466
Auto Parts & Equipment — 0.2%
175,000	Goodyear Tire & Rubber Co. (The) Guaranteed Notes	180,443
150,000	Magna International, Inc. Senior Unsecured Notes	159,414
125,000	Tenneco, Inc. Guaranteed Notes	128,125
		467,982
Distribution & Wholesale — 0%
120,000	W.W. Grainger, Inc. Senior Unsecured Notes	115,650
Home Builders — 0.3%
100,000	CalAtlantic Group, Inc. Guaranteed Notes	107,520
150,000	D.R. Horton, Inc. Guaranteed Notes	154,296
175,000	Lennar Corp. Guaranteed Notes	183,750
150,000	PulteGroup, Inc. Guaranteed Notes	154,500
150,000	Toll Brothers Finance Corp. Guaranteed Notes	156,750
		756,816
Housewares — 0.1%
38,000	Newell Brands, Inc. Senior Unsecured Notes	38,130
75,000	Newell Brands, Inc. Senior Unsecured Notes	89,421
		127,551
Leisure Time — 0%
100,000	Royal Caribbean Cruises, Ltd. Senior Unsecured Notes	109,816
Lodging — 0.1%
250,000	Marriott International, Inc. Senior Unsecured Notes	255,948
Retail — 0.2%
125,000	CVS Health Corp. Senior Unsecured Notes	123,136
100,000	Dollar General Corp. Senior Unsecured Notes	105,855
225,000	McDonald’s Corp. MTN Senior Unsecured Notes	244,892
		473,883
		3,387,112
Principal Amount		Value
Consumer, Non-cyclical — 1.5%
Beverages — 0.1%
$200,000	Anheuser-Busch InBev Finance, Inc. Guaranteed Notes	$231,798
100,000	Dr. Pepper Snapple Group, Inc. Guaranteed Notes	100,164
		331,962
Biotechnology — 0.1%
200,000	Amgen, Inc. Senior Unsecured Notes	217,608
150,000	Gilead Sciences, Inc. Senior Unsecured Notes	150,701
		368,309
Commercial Services — 0.2%
150,000	Service Corp. International Senior Unsecured Notes	153,562
150,000	Total System Services, Inc. Senior Unsecured Notes	162,284
125,000	United Rentals North America, Inc. Guaranteed Notes	131,563
		447,409
Food — 0.2%
150,000	JM Smucker Co. (The) Guaranteed Notes	159,046
100,000	Kellogg Co. Senior Unsecured Notes	99,262
150,000	Sysco Corp. Guaranteed Notes	155,972
100,000	Tyson Foods, Inc. Senior Unsecured Notes	102,396
		516,676
Healthcare Products — 0.1%
100,000	Abbott Laboratories Senior Unsecured Notes	102,687
100,000	Becton Dickinson and Co. Senior Unsecured Notes	101,434
100,000	Edwards Lifesciences Corp. Senior Unsecured Notes	100,675
		304,796
Healthcare Services — 0.4%
100,000	Anthem, Inc. Senior Unsecured Notes	101,933
200,000	HCA, Inc. Guaranteed Notes	207,000
175,000	Humana, Inc. Senior Unsecured Notes	181,192
100,000	LifePoint Health, Inc. Guaranteed Notes(1)	102,000
100,000	NYU Hospitals Center Secured Notes	114,270
100,000	Quest Diagnostics, Inc. Senior Unsecured Notes	101,152
100,000	UnitedHealth Group, Inc. Senior Unsecured Notes	114,097
		921,644

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Principal Amount		Value
Corporate Bonds & Notes — 11.8% (Continued)
Consumer, Non-cyclical — 1.5% (Continued)
Pharmaceuticals — 0.4%
$150,000	AbbVie, Inc. Senior Unsecured Notes	$168,191
100,000	AbbVie, Inc. Senior Unsecured Notes	102,808
104,000	Actavis Funding SCS Guaranteed Notes	104,082
100,000	Allergan Funding SCS Guaranteed Notes	99,999
210,000	AmerisourceBergen Corp. Senior Unsecured Notes	211,151
200,000	Express Scripts Holding Co. Guaranteed Notes	213,086
100,000	Shire Acquisitions Investments Ireland DAC Guaranteed Notes	98,307
100,000	Zoetis, Inc. Senior Unsecured Notes	101,539
		1,099,163
		3,989,959
Energy — 1.2%
Oil & Gas — 0.6%
125,000	Andeavor Guaranteed Notes(2)	137,365
125,000	Chevron Corp. Senior Unsecured Notes	124,721
100,000	Concho Resources, Inc. Guaranteed Notes	108,743
120,000	Devon Energy Corp. Senior Unsecured Notes	127,068
100,000	EQT Corp. Senior Unsecured Notes	99,303
150,000	Marathon Oil Corp. Senior Unsecured Notes	152,690
150,000	Murphy Oil Corp. Senior Unsecured Notes	153,375
150,000	Occidental Petroleum Corp. Senior Unsecured Notes	170,043
100,000	Occidental Petroleum Corp. Senior Unsecured Notes	102,412
175,000	Shell International Finance B.V. Guaranteed Notes	169,512
200,000	Valero Energy Corp. Senior Unsecured Notes	263,583
		1,608,815
Pipelines — 0.6%
150,000	Energy Transfer Partners L.P. Senior Unsecured Notes	161,852
250,000	Enterprise Products Operating LLC Guaranteed Notes	302,333
150,000	Magellan Midstream Partners L.P. Senior Unsecured Notes	151,818
250,000	MPLX L.P. Senior Unsecured Notes	256,059
175,000	Sabine Pass Liquefaction LLC Senior Secured Notes	196,607
Principal Amount		Value
Energy — 1.2% (Continued)
$200,000	Spectra Energy Partners L.P. Senior Unsecured Notes	$217,435
125,000	Williams Partners L.P. Senior Unsecured Notes	125,260
		1,411,364
		3,020,179
Financial — 4.0%
Banks — 1.9%
250,000	Australia & New Zealand Banking Group Ltd. Subordinated Notes(1)(2)	262,282
100,000	Banco Bilbao Vizcaya Argentaria S.A. Senior Unsecured Notes	100,792
100,000	Bancolombia S.A. Senior Unsecured Notes	108,150
96,000	Bank of America Corp. Senior Unsecured Notes(2)(3)	96,021
109,000	Bank of America Corp. MTN Senior Unsecured Notes	115,227
300,000	Bank of America Corp. MTN, Series L Senior Unsecured Notes	303,580
200,000	Barclays PLC Senior Unsecured Notes	206,993
200,000	BPCE S.A. Guaranteed Notes	200,562
150,000	Canadian Imperial Bank of Commerce Senior Unsecured Notes	148,983
200,000	Capital One Financial Corp. Senior Unsecured Notes	205,463
200,000	Citigroup, Inc. Senior Unsecured Notes	201,316
116,000	Citigroup, Inc. Subordinated Notes	136,958
100,000	Cooperatieve Rabobank UA Guaranteed Notes	104,260
150,000	Fifth Third Bancorp Senior Unsecured Notes	151,585
150,000	Goldman Sachs Group, Inc. (The) Subordinated Notes	200,796
200,000	Goldman Sachs Group, Inc. (The) Senior Unsecured Notes	205,218
200,000	HSBC Holdings PLC Senior Unsecured Notes(1)	215,187
500,000	JPMorgan Chase & Co. Senior Unsecured Notes	510,001
200,000	Lloyds Banking Group PLC Senior Unsecured Notes	203,107
500,000	Morgan Stanley GMTN Senior Unsecured Notes	546,919
100,000	Santander Holdings USA, Inc. Senior Unsecured Notes	99,947
250,000	US Bancorp MTN Subordinated Notes	258,980

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Principal Amount		Value
Corporate Bonds & Notes — 11.8% (Continued)
Financial — 4.0% (Continued)
$250,000	Wells Fargo & Co. Senior Unsecured Notes	$251,876
		4,834,203
Diversified Financial Services — 0.9%
210,000	Ally Financial, Inc. Senior Unsecured Notes	214,683
250,000	American Express Co. Senior Unsecured Notes(3)	250,326
150,000	BlackRock, Inc., Series 2 Senior Unsecured Notes	157,739
145,000	CIT Group, Inc. Senior Unsecured Notes	153,700
250,000	Discover Financial Services Senior Unsecured Notes	255,371
250,000	International Lease Finance Corp. Senior Secured Notes(2)	257,967
250,000	Nomura Holdings, Inc. GMTN Senior Unsecured Notes	251,870
250,000	ORIX Corp. Senior Unsecured Notes	249,203
250,000	Stifel Financial Corp. Senior Unsecured Notes	256,080
150,000	Synchrony Financial Senior Unsecured Notes	151,043
100,000	Synchrony Financial Senior Unsecured Notes	102,541
		2,300,523
Insurance — 0.4%
150,000	Aflac, Inc. Senior Unsecured Notes	152,461
150,000	American International Group, Inc. Senior Unsecured Notes	163,107
250,000	Berkshire Hathaway, Inc. Senior Unsecured Notes(1)	262,474
200,000	CNA Financial Corp. Senior Unsecured Notes	208,152
75,000	Radian Group, Inc. Senior Unsecured Notes	76,838
150,000	XLIT Ltd. Guaranteed Notes	164,631
		1,027,663
REITS — 0.8%
150,000	American Tower Corp. Senior Unsecured Notes	147,373
250,000	AvalonBay Communities, Inc. GMTN Senior Unsecured Notes	256,208
200,000	Boston Properties L.P. Senior Unsecured Notes	188,672
200,000	Crown Castle International Corp. Senior Unsecured Notes	209,978
100,000	Digital Realty Trust L.P. Guaranteed Notes	107,283
250,000	EPR Properties Guaranteed Notes	266,027
Principal Amount		Value
Financial — 4.0% (Continued)
$150,000	Hospitality Properties Trust Senior Unsecured Notes	$157,639
250,000	Host Hotels & Resorts L.P. Senior Unsecured Notes	269,197
100,000	Iron Mountain, Inc. Guaranteed Notes(2)	100,000
100,000	iStar, Inc. Senior Unsecured Notes	100,625
150,000	Weyerhaeuser Co. Senior Unsecured Notes	188,011
100,000	Weyerhaeuser Co. Senior Unsecured Notes	108,371
		2,099,384
		10,261,773
Industrial — 0.6%
Building Materials — 0.1%
150,000	Owens Corning Guaranteed Notes	147,230
Electronics — 0.1%
140,000	Allegion US Holding Co., Inc. Guaranteed Notes	138,434
50,000	Amphenol Corp. Senior Unsecured Notes	52,270
		190,704
Machinery Diversified — 0%
100,000	Briggs & Stratton Corp. Guaranteed Notes(1)	109,750
Miscellaneous Manufacturers — 0.1%
170,000	Textron, Inc. Senior Unsecured Notes	176,222
Packaging & Containers — 0.1%
150,000	Ball Corp. Guaranteed Notes	163,125
150,000	Packaging Corp. of America Senior Unsecured Notes	153,805
		316,930
Transportation — 0.2%
500,000	Union Pacific Corp. Senior Unsecured Notes	508,462
		1,449,298
Technology — 0.4%
Computers — 0.1%
100,000	Apple, Inc. Senior Unsecured Notes	100,731
100,000	Apple, Inc. Senior Unsecured Notes	111,123
100,000	Apple, Inc. Senior Unsecured Notes	102,850
		314,704
Semiconductors — 0.1%
100,000	Intel Corp. Senior Unsecured Notes	110,180

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Principal Amount		Value
Corporate Bonds & Notes — 11.8% (Continued)
Technology — 0.4% (Continued)
Software — 0.2%
$125,000	Cadence Design Systems, Inc. Senior Unsecured Notes	$132,615
125,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. Guaranteed Notes(2)	131,563
100,000	Microsoft Corp. Senior Unsecured Notes	117,210
125,000	VMware, Inc. Senior Unsecured Notes(1)	126,185
		507,573
		932,457
Utilities — 0.8%
Electric — 0.8%
500,000	Commonwealth Edison Co.	518,669
100,000	Consolidated Edison Co. of New York, Inc. Senior Unsecured Notes	115,009
250,000	Duke Energy Corp. Senior Unsecured Notes	247,228
150,000	Exelon Generation Co. LLC Senior Unsecured Notes	157,112
150,000	FirstEnergy Corp. Series A, Senior Unsecured Notes	148,636
175,000	ITC Holdings Corp. Senior Unsecured Notes	174,000
100,000	Pacific Gas & Electric Co. Senior Unsecured Notes	97,359
150,000	PSEG Power LLC Guaranteed Notes	159,892
175,000	Southern Co. (The) Senior Unsecured Notes	176,108
200,000	Southern Co. (The) Senior Unsecured Notes	200,098
		1,994,111
Gas — 0%
100,000	National Fuel Gas Co. Senior Unsecured Notes	107,260
		2,101,371
Total Corporate Bonds & Notes (Cost $29,604,941)		30,315,843
Foreign Government Obligations — 0.4%
125,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(2)	129,771
275,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27(1)	285,175
Principal Amount		Value
$100,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	$106,350
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	135,812
175,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47(1)	182,674
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	266,595
Total Foreign Government Obligations (Cost $1,070,580)		1,106,377
Long-Term Municipal Securities — 0.7%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	100,765
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	106,295
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	178,781
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	250,890
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	278,990
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	109,000
100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	122,532
230,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	230,011
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	149,858
75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	80,085

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Principal Amount		Value
Long-Term Municipal Securities — 0.7% (Continued)
$100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	$112,846
110,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	113,664
Total Long-Term Municipal Securities (Cost $1,808,395)		1,833,717
U.S. Government Agency Obligations — 4.8%
97,033	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	94,484
126,398	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	134,696
35,893	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	37,040
176,758	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	182,699
252,287	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	257,026
213,938	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	223,990
56,114	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	57,909
20,629	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	21,289
3,048	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	3,177
11,081	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	11,356
61,991	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	63,156
14,481	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	14,870
4,906	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	5,003
117,802	FHLMC Pool #A96409, 3.50%, 1/1/41	121,565
431,917	FHLMC Pool #AG08748, 3.50%, 2/1/47	444,222
250,000	FNMA, 2.63%, 9/6/24	253,329
76,392	FNMA Pool #254733, 5.00%, 4/1/23	82,011
181,673	FNMA Pool #255667, 5.00%, 3/1/25	195,053
2,273	FNMA Pool #745275, 5.00%, 2/1/36	2,469
7,518	FNMA Pool #890112, 4.00%, 4/1/24	7,805
143,052	FNMA Pool #890236, 4.50%, 8/1/40	153,378
3,506	FNMA Pool #910242, 5.00%, 3/1/37	3,769
4,921	FNMA Pool #975116, 5.00%, 5/1/38	5,301
233,547	FNMA Pool #995245, 5.00%, 1/1/39	252,831
201,502	FNMA Pool #AA7720, 4.00%, 8/1/39	211,800
92,448	FNMA Pool #AB1259, 5.00%, 7/1/40	99,726
Principal Amount		Value
$68,718	FNMA Pool #AB2814, 4.50%, 4/1/41	$73,664
51,626	FNMA Pool #AB3218, 3.50%, 7/1/31	53,398
243,004	FNMA Pool #AB4449, 4.00%, 2/1/42	255,214
328,849	FNMA Pool #AB5472, 3.50%, 6/1/42	339,576
197,018	FNMA Pool #AB6286, 2.50%, 9/1/27	198,003
281,977	FNMA Pool #AB8144, 5.00%, 4/1/37	306,006
105,800	FNMA Pool #AD2351, 4.00%, 3/1/25	109,568
344,326	FNMA Pool #AD6374, 5.00%, 5/1/40	371,513
16,526	FNMA Pool #AD7992, 4.50%, 7/1/40	17,698
2,156	FNMA Pool #AD8255, 4.50%, 9/1/40	2,300
4,203	FNMA Pool #AE0385, 4.00%, 9/1/40	4,416
3,189	FNMA Pool #AE1428, 4.50%, 8/1/40	3,413
3,816	FNMA Pool #AE5024, 4.00%, 12/1/40	4,008
57,498	FNMA Pool #AE5984, 4.50%, 10/1/40	61,497
50,640	FNMA Pool #AH3226, 5.00%, 2/1/41	54,517
257,948	FNMA Pool #AH4865, 4.50%, 2/1/41	275,830
81,945	FNMA Pool #AH5434, 4.50%, 4/1/41	87,252
68,799	FNMA Pool #AH6087, 4.50%, 3/1/41	73,755
60,486	FNMA Pool #AH6186, 4.00%, 2/1/41	63,537
6,021	FNMA Pool #AH6851, 4.50%, 4/1/41	6,411
178,279	FNMA Pool #AH8932, 4.50%, 4/1/41	190,991
87,737	FNMA Pool #AI1019, 4.50%, 5/1/41	94,012
99,003	FNMA Pool #AI1105, 4.50%, 4/1/41	106,134
60,861	FNMA Pool #AI3009, 4.00%, 6/1/26	63,099
287,187	FNMA Pool #AI3052, 3.50%, 7/1/26	296,551
18,390	FNMA Pool #AI5737, 4.50%, 6/1/41	19,718
168,909	FNMA Pool #AJ6932, 3.00%, 11/1/26	172,512
243,713	FNMA Pool #AO2961, 4.00%, 5/1/42	255,959
65,649	FNMA Pool #AO4137, 3.50%, 6/1/42	67,790

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Principal Amount		Value
U.S. Government Agency Obligations — 4.8% (Continued)
$43,319	FNMA Pool #AO4299, 3.50%, 8/1/42	$44,723
15,013	FNMA Pool #AO6770, 3.50%, 6/1/42	15,501
748,697	FNMA Pool #AP1340, 3.50%, 7/1/42	772,760
232,953	FNMA Pool #AQ0287, 3.00%, 10/1/42	234,212
46,365	FNMA Pool #AS3654, 4.50%, 10/1/44	49,418
60,549	FNMA Pool #AS3789, 4.50%, 11/1/44	64,720
71,441	FNMA Pool #AS6205, 3.50%, 11/1/45	73,389
296,947	FNMA Pool #AT0969, 3.00%, 4/1/43	298,474
731,280	FNMA Pool #AT8849, 4.00%, 6/1/43	767,420
163,446	FNMA Pool #AU6043, 3.00%, 9/1/43	163,816
249,449	FNMA Pool #AU7025, 3.00%, 11/1/43	250,717
201,696	FNMA Pool #AU8070, 3.50%, 9/1/43	207,836
228,527	FNMA Pool #AU8846, 3.00%, 11/1/43	229,678
61,819	FNMA Pool #AV0225, 4.50%, 10/1/43	65,888
161,880	FNMA Pool #AW5055, 3.50%, 7/1/44	167,050
99,135	FNMA Pool #AX1138, 3.50%, 9/1/44	101,838
97,032	FNMA Pool #AY2728, 2.50%, 2/1/30	97,219
187,058	FNMA Pool #AY5005, 4.00%, 3/1/45	195,659
53,410	FNMA Pool #AY9397, 4.00%, 10/1/45	55,873
90,903	FNMA Pool #MA0799, 4.00%, 7/1/26	95,141
132,568	GNMA, 3.00%, 4/16/39	133,654
314,821	GNMA II Pool #MA1090, 3.50%, 6/20/43	327,208
157,225	GNMA II Pool #MA1520, 3.00%, 12/20/43	159,444
Principal Amount		Value
$70,961	GNMA II Pool #MA2445, 3.50%, 12/20/44	$73,470
790,125	GNMA Pool #4016, 5.50%, 8/20/37	866,423
149,102	GNMA Pool #650494, 5.50%, 1/15/36	165,366
115,405	GNMA Pool #MA1375, 3.50%, 10/20/43	119,946
Total U.S. Government Agency Obligations (Cost $12,243,040)		12,365,139
U.S. Treasury Obligations — 3.3%
1,250,000	U.S. Treasury Bonds, 6.13%, 11/15/27	1,656,738
75,000	U.S. Treasury Bonds, 5.25%, 11/15/28	95,142
70,000	U.S. Treasury Bonds, 4.38%, 2/15/38	89,482
590,000	U.S. Treasury Bonds, 4.50%, 5/15/38	766,816
700,000	U.S. Treasury Bonds, 4.38%, 5/15/40	902,563
100,000	U.S. Treasury Bonds, 2.75%, 8/15/42	100,695
520,000	U.S. Treasury Bonds, 2.88%, 5/15/43	534,686
70,000	U.S. Treasury Bonds, 3.38%, 5/15/44	78,550
100,000	U.S. Treasury Bonds, 3.13%, 8/15/44	107,480
80,000	U.S. Treasury Bonds, 2.50%, 2/15/46	76,128
50,000	U.S. Treasury Bonds, 2.50%, 5/15/46	47,563
150,000	U.S. Treasury Bonds, 2.25%, 8/15/46	135,311
150,000	U.S. Treasury Notes, 2.63%, 4/30/18	150,585
250,000	U.S. Treasury Notes, 1.75%, 10/31/18	249,990
100,000	U.S. Treasury Notes, 1.00%, 8/31/19	98,586
500,000	U.S. Treasury Notes, 1.50%, 10/31/19	496,563
150,000	U.S. Treasury Notes, 1.38%, 12/15/19	148,523
300,000	U.S. Treasury Notes, 1.38%, 3/31/20	296,484
350,000	U.S. Treasury Notes, 1.63%, 7/31/20	347,307
300,000	U.S. Treasury Notes, 2.63%, 8/15/20	305,238
150,000	U.S. Treasury Notes, 2.13%, 8/31/20	150,691
200,000	U.S. Treasury Notes, 2.00%, 11/30/20	200,188
100,000	U.S. Treasury Notes, 2.00%, 2/15/22	99,523
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	147,703
100,000	U.S. Treasury Notes, 1.63%, 8/15/22	97,664
100,000	U.S. Treasury Notes, 1.75%, 9/30/22	97,996
350,000	U.S. Treasury Notes, 1.63%, 4/30/23	339,322
50,000	U.S. Treasury Notes, 2.50%, 8/15/23	50,678
300,000	U.S. Treasury Notes, 2.00%, 4/30/24	294,586
100,000	U.S. Treasury Notes, 2.50%, 5/15/24	101,129
250,000	U.S. Treasury Notes, 2.38%, 8/15/24	250,801
Total U.S. Treasury Obligations (Cost $7,791,604)		8,514,711

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
Shares		Value
Short-Term Investments — 3.9%
Money Market Funds — 3.9%
6,579,653	State Street Institutional U.S. Government Money Market Fund, Premier Class	$6,579,653
3,368,608	State Street Navigator Securities Lending Government Money Market Portfolio(4)	3,368,608
Total Short-Term Investments (Cost $9,948,261)		9,948,261
Total Investments — 100.0% (Cost $127,308,977)		$257,221,322
Excess Of Liabilities Over Cash And Other Assets — 0.0%		(46,570)
Net Assets — 100.0%		$257,174,752
Net Asset Value Per Outstanding Share ($257,174,752 ÷ 12,198,861 shares outstanding )		$21.08
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2017, the market value of the securities on loan was $12,585,103.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $12,585,103 were out on loan in exchange for $3,368,608 of cash collateral as of December 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2017
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$186,436,451	$—	$—	$186,436,451
Asset-Backed Securities	—	2,371,142	—	2,371,142
Commercial Mortgage-Backed Securities	—	4,329,681	—	4,329,681
Corporate Bonds & Notes*	—	30,315,843	—	30,315,843
Foreign Government Obligations	—	1,106,377	—	1,106,377
Long-Term Municipal Securities*	—	1,833,717	—	1,833,717
U.S. Government Agency Obligations	—	12,365,139	—	12,365,139
U.S. Treasury Obligations	—	8,514,711	—	8,514,711
Short-Term Investments	9,948,261	—	—	9,948,261
Total Investments in Securities	$196,384,712	$60,836,610	$—	$257,221,322

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Assets and Liabilities
Statement of Operations

December 31, 2017
ASSETS:
Investment securities, at value (Cost – $127,308,977) (securities on loan, at value, $12,585,103)	$257,221,322
Receivable for securities sold	4,099,748
Dividends and interest receivable	667,843
Receivable for fund shares sold	17,833
Prepaid expenses	4,309
Receivable for securities lending income	1,578
Total Assets	262,012,633
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	3,368,608
Payable for securities purchased	1,230,332
Payable for fund shares redeemed	3,207
Accrued expenses:
Advisory fee	109,482
Service and distribution plan fees	59,121
Directors' fees and expenses	579
Other	66,552
Total Liabilities	4,837,881
Net Assets	$257,174,752
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 12,198,861 shares)	$121,989
Additional paid-in capital	98,359,837
Undistributed net investment income	1,771,732
Accumulated net realized gain on investments and foreign currency	27,008,502
Net unrealized appreciation of investments and foreign currency translations	129,912,692
Net Assets	$257,174,752
Net Asset Value Per Outstanding Share ($257,174,752 ÷12,198,861 shares outstanding)	$21.08

For the Year Ended December 31, 2017
INVESTMENT INCOME:
Interest	$2,005,493
Dividends (net of foreign withholding tax of $28,452)	1,881,373
Securities lending income	46,985
Total Income	3,933,851
Expenses:
Advisory fee	1,301,584
Service and distribution plan fees	1,041,267
Auditing and legal fees	108,176
Custody and accounting fees	88,831
Directors' fees and expenses	34,264
Printing and postage	24,027
Insurance fees	18,188
Tax service fees	10,355
Registration and filing fees	4,709
Other	23,701
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	2,655,102
Less: Service and Distribution Plan Fees Waived	(349,176)
Net Expenses	2,305,926
Net Investment Income	1,627,925
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	27,152,704
Foreign currency translations	41
27,152,745
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	11,860,903
Foreign currency translations	549
11,861,452
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	39,014,197
Net Increase in Net Assets from Operations	$40,642,122

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Changes in Net Assets

	Years Ended December 31,
	2017	2016
Operations:
Net investment income	$1,627,925	$1,435,200
Net realized gain on investments and foreign currency	27,152,745	21,441,907
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	11,861,452	(8,727,970)
Net increase in net assets from operations	40,642,122	14,149,137
Distributions to Shareholders from:
Net investment income	(1,432,956)	(1,582,422)
Net realized gain from investment transactions	(21,444,001)	(26,317,705)
Total distributions	(22,876,957)	(27,900,127)
Share Transactions:
Proceeds from sale of fund shares	1,898,032	5,035,892
Proceeds from reinvestment of dividends and distributions to shareholders	22,876,957	27,900,128
Cost of fund shares redeemed	(40,201,637)	(35,329,198)
Net decrease in net assets from fund share transactions	(15,426,648)	(2,393,178)
Total increase/(decrease) in net assets	2,338,517	(16,144,168)
NET ASSETS:
Beginning of year	254,836,235	270,980,403
End of year	$257,174,752	$254,836,235
Undistributed net investment income included in net assets, at end of year	$1,771,732	$1,432,873

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.76	$20.87	$22.17	$23.17	$20.87
Income/(loss) from investment operations:
Net investment income	0.14	0.12	0.14	0.15	0.12
Net gains/(losses) on securities (both realized and unrealized)	3.09	1.05	0.08	1.70	4.22
Total from investment operations	3.23	1.17	0.22	1.85	4.34
Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.16)	(0.11)	(0.19)
Distributions from net realized gains	(1.79)	(2.15)	(1.36)	(2.74)	(1.85)
Total distributions	(1.91)	(2.28)	(1.52)	(2.85)	(2.04)
Net asset value, end of year	$21.08	$19.76	$20.87	$22.17	$23.17
Total return*	16.88%	5.51%	0.88%	8.51%	21.63%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$257,175	$254,836	$270,980	$323,884	$344,502
Ratio of gross expenses to average net assets(1)	1.02%	1.05%	1.04%	1.03%	1.03%
Ratio of net expenses to average net assets(2)	0.89%	0.92%	0.90%	0.88%	0.88%
Ratio of net investment income to average net assets	0.63%	0.54%	0.53%	0.62%	0.48%
Portfolio turnover rate	7%	10%	6%	15%	17%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements

December 31, 2017

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of 11 mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as instructed. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2017

•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended December 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2017, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2017, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2017

(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2017

At year end, the Fund was not invested in joint repurchase agreements.
As of December 31, 2017, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$12,585,103	$12,835,771	$12,862,096

*
Value Line Strategic Asset Management Trust received cash collateral of  $3,368,608, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Strategic Asset Management Trust received non-cash collateral of  $9,467,163, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2017.
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,245,800	$—	$—	$—	$2,245,800
Corporate Bonds & Notes	1,122,808	—	—	—	1,122,808
Total Borrowings	$3,368,608	$—	$—	$—	$3,368,608
Gross amount of recognized liabilities for securities lending transactions					$3,368,608

(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	92,199	246,301
Shares issued to shareholders in reinvestment of dividends and distributions	1,143,848	1,402,721
Shares redeemed	(1,936,729)	(1,733,925)
Net decrease	(700,682)	(84,903)
Dividends per share from net investment income	$0.1198	$0.1290
Distributions per share from net realized gains	$1.7932	$2.1461

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2017

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2017
PURCHASES:
U.S. Treasury & Government Agency Obligations	$2,576,678
Other Investment Securities	14,169,479
Total Purchases	$16,746,157
SALES:
U.S. Treasury & Government Agency Obligations	$3,123,808
Other Investment Securities	39,022,910
Total Sales	$42,146,718

4.
Income Taxes

At December 31, 2017, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$127,311,923
Gross tax unrealized appreciation	$130,711,751
Gross tax unrealized depreciation	(802,352)
Net tax unrealized appreciation on investments	$129,909,399
Undistributed ordinary income	$1,771,732
Undistributed long-term gain	$27,011,448

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. At December 31, 2017, the Fund did not have any capital loss carryforwards.
The tax composition of distributions to shareholders for the years ended December 31, 2017 and December 31, 2016 were as follows:
	2017	2016
Ordinary income	$1,410,669	$1,582,422
Long-term capital gain	21,466,288	26,317,705
	$22,876,957	$27,900,127

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $143,890 and decreased accumulated realized gain by $143,890. Net assets are not affected by these reclassifications.
These reclassifications are primarily due to differing treatments of foreign currency translation, paydowns and character of dividends paid for tax purposes.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $1,301,584 was paid or payable to the Adviser for the year ended December 31, 2017. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the year and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2017

administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2017, fees amounting to $1,041,267, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year periods. For the year ended December 31, 2017, the fees waived amounted to $349,176. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Strategic Asset Management Trust
 Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line Strategic Asset Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Strategic Asset Management Trust (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 16, 2018
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

■ Value Line Strategic Asset Management Trust
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2017 qualifies for the corporate dividends received deductions.
During the calendar year 2017, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2017, the Fund distributed $21,466,288 from long-term gains.
 Regulatory filing of Forms N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Regulatory filing of Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Strategic Asset Management Trust
Management Information
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 47	Trustee	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 61	Trustee	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 61	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014 to present)
Michael Kuritzkes Age: 57	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	11	None
Paul Craig Roberts Age: 79	Trustee	Since 1987	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 69	Trustee	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line Strategic Asset Management Trust
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 47	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 67	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 39	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3  Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2017 - $26,089

Audit Fees 2016 - $56,171

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2017 - $28,509

Tax Preparation Fees 2016 - $28,322

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2017 - None

Aggregate Non-Audit Fees 2016 - None

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2018